UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 12, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


        California                     0-11868                 95-3533362
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)


6175 Nancy Ridge Drive, San Diego, California                   92121
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (858) 535-0202
                                                      --------------


                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 5.  Other Events:

          Exhibit filed with this report:

          Exhibit 99 Registrant's press release dated February 12, 2004, publicly announcing the Publication of an ICG Hypertension Study in Congestive Heart Failure

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CARDIODYNAMICS
                                               INTERNATIONAL CORPORATION

Date:  February 12, 2004                       By: /s/ Stephen P. Loomis
                                                   --------------------------
                                               Stephen P. Loomis
                                               Chief Financial Officer